UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                              ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported):  July  26,  2005


                                  Jane  Butel  Corporation


             (Exact  name  of  Registrant  as  specified  in  its  charter)


      Florida                    000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)

           400  Gold  Ave  SW,  Ste  750,  Albuquerque,  NM           87102
           -----------------------------------------                 -------
          (Address  of  principal  executive  offices)             (Zip  Code)



       Registrant's  telephone  number,  including  area  code:  (505)  314-0787


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  3.02  Unregistered  Sales  of  Equity  Securities.

On July 26, 2005, we issued a total of 49,753,480 shares of restricted common stock allocated as follows: 31,033,480 to The Torruella Family Trust, LLC; 7,000,000 to Stans Foundation; 3,500,000 to Bootie Beer Holdings, LLC; 3,000,000 to SHS & Susan E. Stans; 2,000,000 to Steven H. Stans; 1,000,000 to Tyler M. Stans; 1,000,000 to Stephanie Stans Warren 500,000 to Beth Mock Leblanc; 500,000 to Terry Brown; and 220,000 to Paul Beleckas. The shares were issued pursuant to the Agreement and Plan of Reorganization dated July 19, 2005.

The securities issued in the foregoing transaction were offered and sold in reliance upon exemptions from the Securities Act of 1933, registration requirements set forth in Sections 3(b) and 4(2) of the Securities Act, and any regulations promulgated there under, relating to sales by an issuer not involving any public offering. No underwriters were involved in the foregoing sales of securities.

The foregoing description of the terms and conditions of the issuance of shares are qualified in their entirety by, and made subject to, the more complete information set forth in the Agreement and Plan of Reorganization included as exhibit 2.1 to the Form 8-K filed July 27, 2005, and incorporated herein by reference.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------
2.1 Agreement and Plan of Reorganization between the Company and Bootie Beer, the owners of the outstanding per-merger shares of common stock of Bootie Beer, and Dutchess Advisors Ltd., dated July 19, 2005 (included as exhibit 2.1 to the Form 8-K filed July 27, 2005, and incorporated herein by reference).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Jane  Butel  Corporation
                                  ----------------------
                                   REGISTRANT



Date:  August 3,  2005            By: /s/  Tania Torruella
                                      -------------------------
                                      Tania Torruella
                                      Chief  Executive  Officer